UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 15, 2019 (
November 8, 2019
)

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4505, 201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 8, 2019, Xerox Holdings Corporation (the “
Company
”) completed its previously announced series of transactions to restructure its relationship with FUJIFILM Holdings Corporation (“
FH
”).
On November 8, 2019, the Company completed its sale to indirect subsidiaries of FH of the Company’s indirect 25% equity interest in Fuji Xerox Co., Ltd., a Japanese company (“
FX
”), pursuant to the Stock Purchase Agreement, dated as of November 5, 2019 (the “
Stock Purchase Agreement
”), among Xerox Corporation (“
XC
”), Xerox Limited (“
XL
”), FH, FUJIFILM Asia Pacific Pte. Ltd. (“
FFAP
”) and FX, (the “
FX Sale Transaction
”), for total

after-tax

proceeds to the Company, including accrued but unpaid dividends through closing, of approximately $2.3 billion. As a result of the FX Sale Transaction, FX became an indirect, wholly owned subsidiary of FH.
The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form
8-K
filed with the Securities Exchange Commission on November 5, 2019 and incorporated by reference herein.
Item 8.01.	Other Events .

Sale of 51% Partnership Interest in Xerox International Partners
On November 8, 2019, in connection with and concurrently with the completion of the FX Sale Transaction, the Company completed its previously announced sale to an indirect subsidiary of FH of the Company’s indirect 51% partnership interest in Xerox International Partners (“
XIP
”), pursuant to the Partnership Interest Purchase Agreement, dated as of November 5, 2019 (the “
XIP Purchase Agreement
”), among XC, Xerox International Joint Marketing, Inc., a subsidiary of XC that holds a 51% partnership interest in XIP (“
XIJM
”), FH, FX and FX Global, Inc., a subsidiary of FX that holds a 49% partnership interest in XIP (“
FXGI
”), for an aggregate purchase price of $23 million (the “
XIP Sale
”). As a result of the XIP Sale, XIP became an indirect, wholly owned subsidiary of FX.
Other Ancillary Agreements
Each of the following previously announced ancillary agreements, entered into by and among the Company and FH and/or certain of their respective subsidiaries in connection with the FX Sale Transaction and concurrently with the execution and delivery of the Stock Purchase Agreement (collectively, the “
Ancillary Agreements
”), became effective concurrently with the completion of the FX Sale Transaction:
•	Amendment 1 (the “
TA Amendment
”), to that certain Technology Agreement (the “
TA
”), dated as of April 1, 2006, by and between FX and XC, relating to licenses granted to FX by XC for XC’s trademarks and certain non-marking
Document Processing Activities.

The TA Amendment, among other things, (i) extends to two (2) years following the expiration of the TA (the “
Transition Period
”) the time period by which FX is required to transition away from the use of Xerox trademarks upon expiration of the TA, (ii) grants FX limited licenses to use Xerox trademarks for the Transition Period, subject to certain quality control standards and for a royalty in the amount of $100,000,000, payable to XC within three (3) business days from the first date of the Transition Period, and (iii) amends FX’s licenses for certain non-marking
Document Processing Activities to become worldwide, royalty-free, and non-exclusive
upon the expiration of the TA.
The foregoing description of the TA Amendment does not purport to be complete and is qualified in its entirety by reference to the TA Amendment, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form
8-K
filed with the Securities Exchange Commission on November 5, 2019 and incorporated by reference herein.
•
Amendment 1
(the “
MPA Amendment
”), to that certain Master Program Agreement (the “
MPA
”), dated as of September 9, 2013, by and between FX and XC, relating to the supply arrangement from FX to XC for xerographic document products.

The MPA Amendment removes from the MPA termination provisions that are triggered by (i) a change in the composition of the board of directors of XC, (ii) a sale of substantially all assets of XC or (iii) any other change-in-control
type scenario related to XC, and extends the effective term of certain product specific supply agreements governing existing product programs.
The foregoing description of the MPA Amendment does not purport to be complete and is qualified in its entirety by reference to the MPA Amendment, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form
8-K
filed with the Securities Exchange Commission on November 5, 2019 and incorporated by reference herein.
•	Amendments to (i) that certain License Agreement for Xerox Global Services Offerings, dated as of July 1, 2011, (ii)

that certain
XGS-FXGS
Master Agreement for Global Services Offerings, dated as of January 1, 2008, and (iii) that certain Master Consulting Services Agreement, dated as of January 1, 2010, each by and between FX and XC for Xerox Global Services Offerings;

•	A memorandum of understanding by and between FX and XC, relating to the license of certain software from XC to FX;

•	An OEM license agreement (the “
OEM License Agreement
”), by and between FX and XC, granting FX the right to provide certain named original equipment manufacturers with OEM products outside the Territory (as defined in the OEM License Agreement) in exchange for a one-time
upfront license fee of $77,000,000, paid by FX to XC when the OEM License Agreement became effective; and

•	An agreement, by and among FH, FX, FXGI, XC, XL, and XIJM, to dismiss with prejudice the litigation captioned
Fujifilm Holdings Corp. v. Xerox Corp.
, No. 1:18 cv
05458-JGK-BSM
(S.D.N.Y.) and to release claims as set forth in the agreement (which dismissal and release occurred on November 12, 2019).

Press Release
On November 8, 2019, the Company issued a press release announcing that it had completed each of the FX Sale Transaction, the XIP Sale and the effectiveness of the Ancillary Agreements. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01.	Financial Statements and Exhibits.

Set forth below is the pro forma financial information relating to the completed disposition described in Item 2.01 of this Current Report on Form
8-K
that is required to be filed as part of this Current Report on Form
8-K.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2019, and the unaudited pro forma condensed consolidated statements of income of the Company for the nine (9) months ended September 30, 2019, and each of the last three (3) fiscal years ended December 31, 2018, are filed as Exhibit 99.2 hereto.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated November 8, 2019, of Xerox Holdings Corporation

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Xerox Holdings Corporation

104	The cover page from this Current Report on Form 8-K (formatted as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

Date: November 15, 2019	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: November 15, 2019	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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